UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 4, 2004

LANCER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

0-13875	74-1591073
(Commission File Number)	(IRS Employer Identification No.)

6655 Lancer Blvd., San Antonio, Texas	78219
(Address of Principal Executive Offices)	(Zip Code)

(210) 310-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On November 23, 2004, Lancer Corporation issued a press release announcing that the Board of Directors had changed its policy regarding compensation to its non-employee Directors. The press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(c)          Exhibits

99.1         News Release dated November 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCER CORPORATION

Date: November 23, 2004	By:	/s/ CHRISTOPHER D. HUGHES
Christopher D. Hughes
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1†	News Release dated November 23, 2004.

†                  Filed herewith.